UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2017

Equity One, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-13499	52-1794271
(Commission File Number)	(I.R.S. Employer Identification No.)

410 Park Avenue, Suite 1220 New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code.)

(212) 796-1760

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

On March 1, 2017, in connection with the closing of the Merger (as defined below), Equity One, Inc. (the “Company” or “Equity One”) terminated (i) the Amended and Restated Loan Agreement, dated as of December 10, 2014, by and among, inter alios, Equity One, as borrower, the financial institutions party thereto, as lenders, and PNC Bank, National Association, as administrative agent, as amended as of September 16, 2016, (ii) the Loan Agreement, dated as of December 2, 2015, by and among, inter alios, Equity One, as borrower, the financial institutions party thereto, as lenders, and PNC Bank, National Association, as administrative agent, as amended as of September 16, 2016, and (iii) the Fifth Amended and Restated Loan Agreement, dated as of September 16, 2016, by and among, inter alios, Equity One, as borrower, the financial institutions party thereto, as lenders, and Wells Fargo Bank, National Association, as administrative agent.

On March 1, 2017, in connection with the closing of the Merger (as defined below), Equity One also terminated (i) the Registration Rights Agreement, dated October 28, 2002, between the Company and certain purchasers, (ii) the Registration Rights Agreement made as of September 23, 2008 by and among the Company and MGN America LLC, (iii) the Common Stock Purchase Agreement made as of September 23, 2008 by and between the Company and MGN America, LLC, (iv) the Common Stock Purchase Agreement, dated as of April 8, 2009, between the Company and MGN America, LLC, (v) the Registration Rights Agreement, dated as of April 8, 2009, between the Company and MGN America, LLC, (vi) the Common Stock Purchase Agreement, dated as of March 9, 2010, between the Company and MGN America, LLC, (vii) the Common Stock Purchase Agreement, dated as of March 9, 2010, between the Company and Silver Maple (2001), Inc., (viii) the Registration Rights Agreement, dated as of March 9, 2010, by and among the Company, MGN America, LLC and Silver Maple (2001), Inc., (ix) the Common Stock Purchase Agreement, dated as of December 8, 2010, between the Company and MGN America, LLC, (x) the Registration Rights Agreement, dated as of December 8, 2010, by and among the Company and MGN America, LLC, (xi) the Common Stock Purchase Agreement, dated as of May 18, 2011, between the Company and MGN (USA), Inc., (xii) the Registration Rights Agreement, dated as of May 18, 2011, by and among the Company and MGN (USA), Inc., (xiii) the Common Stock Purchase Agreement, dated as of November 10, 2015, between the Company and MGN America, LLC, and (xiv) the Registration Rights Agreement, dated as of November 10, 2015, between the Company and MGN America, LLC.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on November 14, 2016, Equity One entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Regency Centers Corporation (“Regency”), pursuant to which, upon the terms and subject to the conditions thereof, the Company merged with and into Regency, with Regency continuing as the surviving corporation in the merger (the “Merger”).

At the effective time (the “Effective Time”) of the Merger on March 1, 2017, each share of the common stock, par value $0.01 per share, of Equity One (the “Equity One Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Equity One owned directly by Equity One and in each case not held on behalf of third parties) was converted into the right to receive 0.45 (the “Exchange Ratio”) of a newly issued share of the common stock, par value $0.01 per share, of Regency (the “Merger Consideration”).

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by Regency on November 15, 2016, and which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company requested that the New York Stock Exchange (the “NYSE”) suspend trading of the Equity One Common Stock effective prior to the opening of trading on March 2, 2017, remove the Equity One Common Stock from listing on the NYSE, and file a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the Equity One Common Stock and the deregistration of the Equity One Common Stock under Section 12(b) of the Exchange Act. Regency, as successor to the Company, intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Equity One Common Stock and suspending the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

As set forth in Item 2.01 of this Current Report on Form 8-K, upon the Effective Time, each share of Equity One Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of Equity One owned directly by Equity One or Regency and in each case not held on behalf of third parties) was canceled and converted into the right to receive 0.45 of a newly issued share of the common stock of Regency. At the Effective Time:

(i)	each Equity One stock option, whether vested or unvested, that was outstanding and unexercised as of immediately prior to the Effective Time of the Merger vested in full and was converted into the right to receive an amount in cash equal to the product of the number of shares of Equity One Common Stock subject to such Equity One stock option and the excess of (i) (x) the value of a share of Regency common stock as of the last complete trading day prior to the Effective Time of the Merger, multiplied by (y) the Exchange Ratio, over (ii) the exercise price per share of Equity One Common Stock of such Equity One stock option;

(ii)	each Equity One restricted stock award that was outstanding as of immediately prior to the Effective Time of the Merger was assumed by Regency and was converted into a Regency restricted stock award with respect to a number of shares of Regency common stock (rounded to the nearest whole share) equal to the product obtained by multiplying the number of shares of Equity One Common Stock subject to such Equity One restricted stock award as of immediately prior to the Effective Time of the Merger by the Exchange Ratio, except that Equity One restricted stock awards held by certain Equity One officers and Equity One’s directors vested in full at the Effective Time;

(iii)	each long term incentive plan award (“LTIP”) relating to shares of Equity One Common Stock outstanding immediately prior to the Effective Time vested in full (based on the actual achievement of any applicable performance goals, and without proration) and was converted into a number of fully vested shares of Regency common stock equal to the product obtained by multiplying the number of shares of Equity One Common Stock subject to the LTIP award as of immediately prior to the Effective Time of the Merger by the Exchange Ratio.

The information set forth in Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Items 2.01, 3.01 and 3.03 of this Current Report on Form 8-K are incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the completion of the Merger, the Regency board of directors appointed Joseph Azrack, Chaim Katzman and Peter Linneman, former Equity One directors, to serve on Regency’s board. Mr. Katzman, the former Chairman of Equity One’s board, was appointed non-executive Vice Chairman of the Regency board. As of the Effective Time and in connection with the Merger, the officers of Regency immediately prior to the Effective Time became the officers of the surviving corporation.

Item 8.01.	Other Events.

On March 1, 2017, Regency and Equity One released a joint press release announcing the completion of the Merger, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 14, 2016, by and between Regency and Equity One (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Regency on November 15, 2016).

99.1	Joint Press Release of Regency Centers Corporation and Equity One, Inc., issued March 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION as successor by merger to Equity One, Inc.

Date: March 1, 2017	By:	/s/ J. Christian Leavitt
Name: J. Christian Leavitt
Title: Senior Vice President and Treasurer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 14, 2016, by and between Regency and Equity One (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Regency on November 15, 2016).

99.1	Joint Press Release of Regency Centers Corporation and Equity One, Inc., issued March 1, 2017.